Exhibit 99.1

Cryoport, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined Financial Information

CRYOPDP Acquisition

On October 1, 2020, Cryoport, Inc. (the “Company” or “Cryoport”) completed its acquisition of CRYOPDP for a cash consideration of €49 million, subject to cash, net debt, working capital and other adjustments (the “CRYOPDP Acquisition”). This acquisition was funded with existing cash on hand in the amount of $57.4 million. CRYOPDP, based in France, is a leading global provider of innovative temperature-controlled logistics solutions to the clinical research, pharmaceutical and cell and gene therapy markets. CRYOPDP conducts its business activities mainly through entities based in the United Kingdom, the United States, the Asia-Pacific region, and India.

MVE Acquisition

On October 1, 2020, the Company completed its acquisition of Chart Industries, Inc.’s (“Chart”) MVE cryobiological storage business (the “MVE Acquisition”) for a cash consideration of $320 million, subject to customary closing working capital and other adjustments. The Company financed a portion of the closing cash payment of the MVE Acquisition with the net proceeds of the Blackstone Private Placement, as further discussed below. MVE is a global leader in manufactured vacuum insulated products and cryogenic freezer systems for the life sciences industry. MVE has manufacturing and distribution operations in the United States, Europe, and Asia.

Blackstone Private Placement

In connection with the MVE Acquisition, on October 1, 2020 the Company completed a private placement with an investment vehicle of funds affiliated with The Blackstone Group Inc. (collectively, “Blackstone”), consisting of (i) 250,000 shares of a newly designated 4.0% Series C Convertible Preferred Stock, par value $0.001 per share (“Series C Preferred Stock”), at a price of $1,000 per share, for $250 million, and (ii) 675,536 shares of common stock of the Company, par value $0.001 per share (“Common Stock”) for $25 million, for an aggregate purchase price of $275 million. The Company paid Blackstone $1 million as reimbursement for transactional expenses incurred in connection with the private placement. Also, the Company incurred direct and incremental expenses of approximately $10.4 million, including financial advisory fees, closing costs, legal expenses and other offering-related expenses. The Company allocated the net proceeds of $263.6 million on a relative fair value basis to the Series C Preferred Stock and the Common Stock, resulting in allocated proceeds of $235.6 million and $28 million, respectively.

The following unaudited pro forma condensed combined financial statements are based on Cryoport’s historical consolidated financial statements and CRYOPDP’s and MVE’s historical consolidated financial statements as adjusted to give effect to the Company’s acquisitions of CRYOPDP and MVE and the related Blackstone financing transaction. The MVE Acquisition is a component of Chart’s Cryobiological Storage business and has historically operated as part of Chart and not as a separate stand-alone entity. Therefore, the accompanying historical financial statements related to the MVE Acquisition have been prepared on a carve-out basis and are derived from Chart’s consolidated financial statements and accounting records, and reflect Cryobiological Storage’s financial position, results of operations, and cash flows in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Accordingly, these financial statements reflect assets, liabilities, revenues and expenses directly attributable to Cryobiological Storage, as well as allocations deemed reasonable by its management to present the financial position, results of operations, changes in equity and cash flows of Cryobiological Storage on a stand-alone basis. These allocated expenses have been charged to Cryobiological Storage on the basis of direct usage, specific identification when identifiable, on a relative percentage of net sales or headcount. Chart’s management considers the expense allocation methodology and results to be reasonable for all periods presented. These financial statements may not necessarily reflect the financial position, results of operations, changes in equity and cash flows of Cryobiological Storage as if Cryobiological Storage had been a separate, stand-alone entity.

The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2020 and the 12 months ended December 31, 2019 give effect to these transactions as if they had occurred on January 1, 2019. The unaudited pro forma condensed combined balance sheet as of September 30, 2020 gives effect to these transactions as if they had occurred on September 30, 2020.

The assumptions and estimates underlying the unaudited adjustments to the pro forma condensed combined financial statements are described in the accompanying notes, which should be read together with the pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial information should be read together with the Company’s historical financial statements, which are included in the Company’s latest annual report on Form 10-K and quarterly report on Form 10-Q, and CRYOPDP’s and MVE’s historical information included herein.

Cryoport, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined Balance Sheet

As of September 30, 2020

	Historical					Historical
	Cryoport	CRYOPDP After Reclassifications (Note 4)	CRYOPDP Pro Forma Adjustments		CRYOPDP Pro Forma Combined	MVE After Reclassifications (Note 5)	MVE Pro Forma Adjustments		MVE Pro Forma Combined	Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$161,987,083	$8,268,654	$(57,563,558)	(a)	$112,692,179	$4,234,000	$(60,730,176)	(g)	$105,490,907	$56,196,003
Short-term investments	40,952,522	-			40,952,522	-			40,952,522	40,952,522
Accounts receivable, net	7,783,502	10,313,867			18,097,369	8,931,000	(8,232)	(h)	16,706,270	27,020,137
Inventories	476,622	641,544			1,118,166	11,639,000	1,509,000	(i)	13,624,622	14,266,166
Prepaid expenses and other current assets	1,444,303	4,635,972			6,080,275	645,000			2,089,303	6,725,275
Total current assets	212,644,032	23,860,037	(57,563,558)		178,940,511	25,449,000	(59,229,408)		178,863,624	145,160,103
Property and equipment, net	15,178,619	2,960,701			18,139,320	6,286,000	5,030,909	(j)	26,495,528	29,456,229
Operating lease right-of-use assets	8,113,923	1,980,824			10,094,747	12,000			8,125,923	10,106,747
Intangible assets, net	4,891,124	3,393,859	25,287,120	(b)	33,572,103	6,713,000	174,387,000	(k)	185,991,124	214,672,103
Goodwill	10,999,722	18,264,091	7,972,467	(c)	37,236,280	15,405,000	90,631,502	(l)	117,036,224	143,272,782
Other non-current assets	535,750	479,987			1,015,737	793,000			1,328,750	1,808,737
Total assets	$252,363,170	$50,939,499	$(24,303,971)		$278,998,698	$54,658,000	$210,820,003		$517,841,173	$544,476,701

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and other accrued expenses	$9,663,211	$6,414,265	$-		$16,077,476	$3,197,000	$(8,232)	(h)	$12,851,979	$19,266,244
Accrued compensation and related expenses	2,554,753	-			2,554,753	1,239,000			3,793,753	3,793,753
Deferred revenue	236,975	-			236,975	-			236,975	236,975
Operating lease liabilities	666,929	975,193			1,642,122	10,378			677,307	1,652,500
Finance lease liabilities	63,616	-			63,616	-			63,616	63,616
Short-term debt and current portion of long-term debt	-	24,505,093	(20,721,390)	(d)	3,783,703	-			-	3,783,703
Other current liabilities	-	3,170,255			3,170,255	552,622			552,622	3,722,877
Total current liabilities	13,185,484	35,064,806	(20,721,390)		27,528,900	4,999,000	(8,232)		18,176,252	32,519,668
Convertible senior notes, net of discount	111,155,209	-			111,155,209	-			111,155,209	111,155,209
Operating lease liabilities, net of current portion	7,814,874	1,006,802			8,821,676	3,258			7,818,132	8,824,934
Finance lease liabilities, net of current portion	123,654	-			123,654	-			123,654	123,654
Deferred tax liability	47,943	-	5,816,038	(e)	5,863,981	1,149,000	(1,149,000)	(m)	47,943	5,863,981
Long-term debt	-	4,682,800			4,682,800	-			-	4,682,800
Other non-current liabilities	-	985,730			985,730	66,742			66,742	1,052,472
Total liabilities	132,327,164	41,740,138	(14,905,352)		159,161,950	6,218,000	(1,157,232)		137,387,932	164,222,718

Stockholders’ equity:
Preferred stock, $0.001 par value; 2,500,000 shares authorized:
Class A convertible preferred stock	-				-				-	-
Class B convertible preferred stock	-				-				-	-
Class C convertible preferred stock	-				-		250	(n)	250	250
Common Stock	38,984	14,555,313	(14,555,313)	(f)	38,984	-	676	(n)	39,660	39,660
Additional paid-in capital	300,273,819	-			300,273,819	48,440,000	215,147,912	(n)	563,861,731	563,861,731
Accumulated deficit	(180,483,423)	(5,564,337)	5,365,079	(f)	(180,682,681)	-	(3,171,603)	(n)	(183,655,026)	(183,854,284)
Accumulated other comprehensive income (loss)	206,626	-			206,626	-			206,626	206,626
Cumulative translation reserve	-	208,385	(208,385)	(f)	-	-			-	-
Total stockholders’ equity	120,036,006	9,199,361	(9,398,619)		119,836,748	48,440,000	211,977,235		380,453,241	380,253,983
Total liabilities and stockholders’ equity	$252,363,170	$50,939,499	$(24,303,971)		$278,998,698	$54,658,000	$210,820,003		$517,841,173	$544,476,701

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information

Cryoport, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined Statements of Operations

Nine Months Ended September 30, 2020

	Historical					Historical
	Cryoport	CRYOPDP After Reclassifications (Note 4)	CRYOPDP Pro Forma Adjustments		CRYOPDP Pro Forma Combined	MVE After Reclassifications (Note 5)	MVE Pro Forma Adjustments		MVE Pro Forma Combined	Pro Forma Combined
Revenues	$30,335,165	$35,471,110	$-		$65,806,275	$59,529,000	$(1,549,156)	(p)	$88,315,009	$123,786,119
Cost of revenues	13,894,952	22,533,251	-		36,428,203	31,472,000	(789,438)	(p)	44,577,514	67,110,765
Gross margin	16,440,213	12,937,859	-		29,378,072	28,057,000	(759,718)		43,737,495	56,675,354

Operating costs and expenses:
General and administrative	20,557,301	15,744,812	2,302,027	(b)	36,891,132	639,244	(5,931,930)	(q)	22,752,368	39,086,199
			(1,713,008)	(o)			(323,031)	(j)
							7,810,784	(k)
Sales and marketing	10,056,134	92,253			10,148,387	2,502,868			12,559,002	12,651,255
Engineering and development	5,990,887	-			5,990,887	1,157,888			7,148,775	7,148,775
Total operating costs and expenses	36,604,322	15,837,065	589,019		53,030,406	4,300,000	1,555,823		42,460,145	58,886,229

Income (loss) from operations	(20,164,109)	(2,899,206)	(589,019)		(23,652,334)	23,757,000	(2,315,541)		1,277,350	(2,210,875)
Other income (expense):
Interest expense	(1,482,249)	(1,912,554)			(3,394,803)	-			(1,482,249)	(3,394,803)
Other income (expense), net	536,691	-			536,691	91,000			627,691	627,691
Income (loss) before provision for income taxes	(21,109,667)	(4,811,760)	(589,019)		(26,510,446)	23,848,000	(2,315,541)		422,792	(4,977,987)
Provision for income taxes	(53,793)	(1,193,658)	135,474	(r)	(1,111,977)	(5,003,000)	4,061,215	(s)	(995,578)	(2,053,762)
Net income (loss)	$(21,163,460)	$(6,005,418)	$(453,545)		$(27,622,423)	$18,845,000	$1,745,674		$(572,786)	$(7,031,749)
Net earnings (loss) per share - basic and diluted	$(0.55)				$(0.72)				$(0.01)	$(0.18)
Weighted average common shares outstanding - basic and diluted	38,211,327				38,211,327		675,536	(t)	38,886,863	38,886,863

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information

Cryoport, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined Statements of Operations

Year Ended December 31, 2019

	Historical					Historical
	Cryoport	CRYOPDP After Reclassifications (Note 4)	CRYOPDP Pro Forma Adjustments		CRYOPDP Pro Forma Combined	MVE After Reclassifications (Note 5)	MVE Pro Forma Adjustments		MVE Pro Forma Combined	Pro Forma Combined
Revenues	$33,941,900	$47,409,745	$-		$81,351,645	$83,629,000	$(1,763,430)	(p)	$115,807,470	$163,217,215
Cost of revenues	16,590,244	28,888,040	-		45,478,284	44,348,000	(899,509)	(p)	60,038,735	88,926,775
Gross margin	17,351,656	18,521,705	-		35,873,361	39,281,000	(863,921)		55,768,735	74,290,440
Operating costs and expenses:
General and administrative	17,465,191	17,777,143	2,913,276	(b)	38,155,610	1,092,779	(529,042)	(j)	30,440,974	51,131,393
							12,412,046	(k)
Sales and marketing	13,820,868	91,797			13,912,665	4,214,275			18,035,143	18,126,940
Engineering and development	3,740,642	-			3,740,642	1,853,946			5,594,588	5,594,588

Total operating costs and expenses	35,026,701	17,868,940	2,913,276		55,808,917	7,161,000	11,883,004		54,070,705	74,852,921

Income (loss) from operations	(17,675,045)	652,765	(2,913,276)		(19,935,556)	32,120,000	(12,746,925)		1,698,030	(562,481)
Other income (expense):
Interest expense	(1,366,924)	(396,406)			(1,763,330)	-			(1,366,924)	(1,763,330)
Other income (expense), net	772,065	(62,691)			709,374	(110,000)			662,065	599,374
Total other expense, net	(594,859)	(459,097)	-		(1,053,956)	(110,000)	-		(704,859)	(1,163,956)
Income (loss) before provision for income taxes	(18,269,904)	193,668	(2,913,276)		(20,989,512)	32,010,000	(12,746,925)		993,171	(1,726,437)
Provision for income taxes	(61,575)	(769,079)	670,053	(r)	(160,601)	(6,762,000)	5,499,560	(s)	(1,324,015)	(1,423,041)
Net income (loss)	$(18,331,479)	$(575,411)	$(2,243,223)		$(21,150,113)	$25,248,000	$(7,247,365)		$(330,844)	$(3,149,478)
Net earnings (loss) per share - basic and diluted	$(0.55)				$(0.63)				$(0.01)	$(0.09)
Weighted average common shares outstanding - basic and diluted	33,394,285				33,394,285		675,536	(t)	34,069,821	34,069,821

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information

Cryoport, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Combined Financial Information

1.	Basis of Presentation

The historical consolidated financial statements have been adjusted in the pro forma condensed combined financial information to give effect to pro forma events that are (1) directly attributable to the business combinations and financing transaction, (2) factually supportable and (3) with respect to the pro forma condensed combined statements of operations, expected to have a continuing impact on the combined results following the business combinations and financing transaction.

The business combinations were accounted for under the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations. As the acquirer for accounting purposes, the Company has estimated the fair value of both CRYOPDP's and MVE's assets acquired and liabilities assumed and conformed the accounting policies of the two acquired businesses to its own accounting policies.

The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2020 and the 12 months ended December 31, 2019 give effect to the CRYOPDP and MVE acquisitions and the financing transaction as if they had occurred on January 1, 2019. The unaudited pro forma condensed combined balance sheet as of September 30, 2020 gives effect to the CRYOPDP and MVE acquisitions and the financing transaction as if they had occurred on September 30, 2020. The MVE Acquisition is a component of Chart's Cryobiological Storage business and has historically operated as part of Chart and not as a separate stand-alone entity. The unaudited condensed combined financial statements of Cryobiological Storage have been prepared in accordance with U.S. GAAP for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for annual financial statements. These financial statements should be read in conjunction with the audited financial statements and notes thereto. All adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine months ended September 30, 2020 are not necessarily indicative of the results that may be expected for the year ending December 31, 2020.

The unaudited pro forma condensed combined financial information has been compiled in a manner consistent with the accounting policies adopted by the Company. Certain financial information of CRYOPDP and MVE as presented in their historical combined financial statements has been reclassified to conform to the historical presentation in the Company’s consolidated financial statements for the purposes of preparing the unaudited pro forma condensed combined financial information.

As of the date of this Form 8-K/A Current Report, the Company has not completed the detailed valuation studies necessary to determine the fair value of the CRYOPDP and MVE assets to be acquired and the liabilities to be assumed and the related allocations of purchase price. Therefore, the allocation of the purchase price as reflected in the unaudited pro forma condensed combined financial information is based upon management's preliminary estimates of the fair market value of the assets acquired and liabilities assumed, as if the CRYOPDP Acquisition and the MVE Acquisition had occurred on the aforementioned dates. Definitive allocations of the purchase price will be performed and finalized after final determination of the estimated fair value of CRYOPDP’s and MVE’s assets and liabilities, and associated tax adjustments. Any adjustments to the preliminary estimated fair value amounts could have a significant impact on the unaudited pro forma condensed combined financial information contained herein and our future results of operations and financial position.

The pro forma condensed combined financial information does not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisitions and the financing transaction occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The pro forma condensed combined financial information does not reflect the realization of any expected cost savings or other synergies from the acquisitions of CRYOPDP and MVE as a result of potential restructuring activities and other planned cost savings initiatives following the completion of the business combinations.

2.	Financing Transactions

On October 1, 2020, the Company completed the acquisition of CRYOPDP for approximately $57.4 million in cash, transferred from the Company's cash reserves.

On October 1, 2020, the Company completed the acquisition of MVE for approximately $317.5 million in cash. The Company financed the purchase by issuing 250,000 shares of Series C Preferred Stock and 675,536 shares of Common Stock for net proceeds of $275 million, with the remaining $42.5 million transferred from the Company's cash reserves.

3.	Preliminary Purchase Price Allocation

CRYOPDP Acquisition

The unaudited pro forma condensed combined financial information includes various assumptions, including those related to the preliminary purchase price allocation of the assets acquired and liabilities assumed of CRYOPDP based on management’s best estimates of fair value. The final purchase price allocation may vary based on final appraisals, valuations and analyses of the fair value of the assets acquired and liabilities assumed. Accordingly, the pro forma adjustments are preliminary and have been made solely for illustrative purposes.

The following table shows the preliminary allocation of the purchase price for CRYOPDP to the assets acquired and liabilities assumed based on the Company’s current best estimates:

Total purchase consideration paid	$57,364,300

Purchase price allocation:
Cash and cash equivalents	8,268,654
Accounts receivable, net	10,313,867
Inventories	641,544
Other current assets	4,635,972
Property and equipment, net	2,960,700
Operating lease right-of-use assets	2,032,335
Intangible assets	28,680,979
Other non-current assets	479,987
Accounts payable and other accrued expenses	(6,414,265)
Operating lease liabilities	(975,193)
Short-term debt and current portion of long-term debt	(3,783,702)
Other current liabilities	(3,866,822)
Operating lease liabilities, net of current portion	(1,058,313)
Deferred tax liability	(5,816,038)
Other non-current liabilities	(4,971,963)
Total identifiable net assets	31,127,742

Goodwill	26,236,558

Net assets acquired	$57,364,300

This preliminary purchase price allocation has been used to prepare pro forma adjustments in the pro forma condensed combined balance sheet and statements of operations. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include (1) changes in fair values of property, plant and equipment, (2) changes in allocations to intangible assets such as trade names, technology and customer relationships as well as goodwill and (3) other changes to assets and liabilities.

MVE Acquisition

The unaudited pro forma condensed combined financial information includes various assumptions, including those related to the preliminary purchase price allocation of the assets acquired and liabilities assumed of MVE based on management’s best estimates of fair value. The final purchase price allocation may vary based on final appraisals, valuations and analyses of the fair value of the assets acquired and liabilities assumed. Accordingly, the pro forma adjustments are preliminary and have been made solely for illustrative purposes.

The following table shows the preliminary allocation of the purchase price for MVE to the assets acquired and liabilities assumed based on the Company’s current best estimates:

Total purchase consideration paid	$317,413,411

Purchase price allocation:
Cash and cash equivalents	500,000
Accounts receivable, net	8,931,000
Inventories	13,148,000
Other current assets	645,000
Property and equipment, net	11,320,909
Operating lease right-of-use assets	8,000
Intangible assets	181,100,000
Other non-current assets	793,000
Accounts payable and other accrued expenses	(4,436,000)
Operating lease liabilities	(10,378)
Other current liabilities	(552,622)
Operating lease liabilities, net of current portion	(3,258)
Other non-current liabilities	(66,742)
Total identifiable net assets	211,376,909

Goodwill	106,036,502

Net assets acquired	$317,413,411

This preliminary purchase price allocation has been used to prepare pro forma adjustments in the pro forma condensed combined balance sheet and statements of operations. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include (1) changes in fair values of property, plant and equipment, (2) changes in allocations to intangible assets such as trade names, technology and customer relationships as well as goodwill and (3) other changes to assets and liabilities.

4.	Reclassification, Foreign Currency and U.S. GAAP Conversion Adjustments for CRYOPDP Acquisition

Acquisition accounting rules require evaluation of certain assumptions, estimates, or determination of financial statement classifications which are completed during the measurement period as defined in current accounting standards. Certain balances were reclassified from CRYOPDP's historical financial statements so that their presentation would be consistent with that of Cryoport. These reclassification adjustments are based on management's preliminary analysis and calculations. Additional differences or reclassification adjustments may be identified that, when conformed, could have a material impact on these unaudited pro forma condensed combined financial statements. The amounts included in the table below may differ slightly from the historical financial statements of CRYOPDP due to rounding.

The historical financial information of CRYOPDP was prepared in accordance with IFRS and presented in Euro. The historical financial information was translated from Euro to U.S. dollars using the following historical exchange rates:

$ / €
Average exchange rate for year ended December 31, 2019 (statement of operations)	1.12
Average exchange rate for nine months ended September 30, 2020 (statement of operations)	1.13
Period end exchange rate as of September 30, 2020 (balance sheet)	1.17

CRYOPDP

Historical Balance Sheet

As of September 30, 2020

The following tables summarize the reclassification, foreign currency and U.S. GAAP adjustments of the historical condensed balance sheet and condensed statements of operations for CRYOPDP:

					Historical
					CRYOPDP			Historical
	Historical	Historical	CRYOPDP		U.S. GAAP			CRYOPDP
	CRYOPDP IFRS (in Euros)	CRYOPDP IFRS (in US $)	U.S. GAAP Adjustments		Before Reclassifications	Reclassifications		After Reclassifications
Cash and cash equivalents	€7,063,000	$8,268,654	$-		$8,268,654	$-		$8,268,654
Accounts receivable	8,810,000	10,313,867	-		10,313,867	-		10,313,867
Inventories	548,000	641,544	-		641,544	-		641,544
Other current assets	3,960,000	4,635,972	-		4,635,972	(4,635,972)	(e)	-
Prepaid expenses and other current assets	-	-	-		-	4,635,972	(e)	4,635,972
Total current assets	20,381,000	23,860,037	-		23,860,037	-		23,860,037
Property and equipment and right of use assets	4,265,000	4,993,036	-		4,993,036	(2,032,335)	(f)	2,960,701
Operating lease right-of-use assets	-	-	(51,511)	(a)	(51,511)	2,032,335	(f)	1,980,824
Goodwill	15,601,000	18,264,091	-		18,264,091	-		18,264,091
Intangible assets	2,899,000	3,393,859	-		3,393,859	-		3,393,859
Deferred income taxes	234,000	273,944	-		273,944	(273,944)	(g)	-
Non-current financial assets	176,000	206,043	-		206,043	(206,043)	(g)	-
Other non-current assets	-	-	-		-	479,987	(g)	479,987
Total non-current assets	23,175,000	27,130,973	(51,511)		27,079,462	-		27,079,462
Total Assets	€43,556,000	$50,991,010	$(51,511)		$50,939,499	$-		$50,939,499

Accounts payable	€5,479,000	$6,414,265	$-		$6,414,265	$(6,414,265)	(h)	$-
Accounts payable and other accrued expenses	-	-	-		-	6,414,265	(h)	6,414,265
Other current liabilities	3,303,000	3,866,822	(696,567)	(b)	3,170,255			3,170,255
Short-term debt and current portion of long-term debt	21,765,000	25,480,286	-		25,480,286	(975,193)	(i)	24,505,093
Operating lease liabilities	-	-	-		-	975,193	(i)	975,193
Total Current Liabilities	30,547,000	35,761,373	(696,567)		35,064,806	-		35,064,806
Accrued pension plan liability	247,000	289,163	-		289,163	(289,163)	(k)	-
Operating lease liabilities, net of current portion	-	-	(51,511)	(a)	(51,511)	1,058,313	(j)	1,006,802
Long-term debt	4,904,000	5,741,113	-		5,741,113	(1,058,313)	(j)	4,682,800
Other non-current liabilities	-	-	696,567	(b)	696,567	289,163	(k)	985,730
Total non-current liabilities	5,151,000	6,030,276	645,056		6,675,332	-		6,675,332
Total liabilities	35,698,000	41,791,649	(51,511)		41,740,138	-		41,740,138

Share capital	12,433,000	14,555,313	-		14,555,313	(14,555,313)	(l)	-
Common stock	-	-	-		-	14,555,313	(l)	14,555,313
Additional paid-in capital	-	-	-		-	-		-
Consolidated reserves	(3,000)	(3,512)	-		(3,512)	3,512	(m)	-
Accumulated deficit	-	-	-		-	(5,564,337)	(m)	(5,564,337)
Cumulative translation reserve	178,000	208,385	-		208,385	-		208,385
Profit (loss) for the year attributable to shareholders	(4,750,000)	(5,560,825)	-		(5,560,825)	5,560,825	(m)	-
Total Equity	7,858,000	9,199,361	-		9,199,361	-		9,199,361
Total Equity and Liabilities	€43,556,000	$50,991,010	$(51,511)		$50,939,499	$-		$50,939,499

CRYOPDP

Historical Statement of Operations

Nine Months Ended September 30, 2020

					Historical
					CRYOPDP			Historical
	CRYOPDP	CRYOPDP	CRYOPDP		U.S. GAAP			CRYOPDP
	Historical IFRS (in Euros)	Historical IFRS (in US $)	U.S. GAAP Adjustments		Before Reclassifications	Reclassifications		After Reclassifications
Revenue	€31,529,000	$35,471,110	$-		$35,471,110	$-		$35,471,110
Cost of sales	(20,029,000)	(22,533,251)	-		(22,533,251)	-		(22,533,251)
Sales, general and administration costs	(2,385,000)	(2,683,200)	-		(2,683,200)	2,590,947	(n)	-
						92,253	(o)
General and administrative	-	-	(766,146)	(c)	(766,146)	(2,590,947)	(n)	(15,744,812)
						(7,944,971)	(p)
						(955,151)	(q)
						(3,487,597)	(r)
Sales and marketing	-	-	-		-	(92,253)	(o)	(92,253)
Engineering and development	-	-	-		-	-		-
Employee benefits / staff costs	(7,062,000)	(7,944,971)	-		(7,944,971)	7,944,971	(p)	-
EBITDA	2,053,000	2,309,688	(766,146)		1,543,542	(4,442,748)		(2,899,206)
Depreciation and amortization	(1,486,000)	(1,671,796)	716,645	(c)	(955,151)	955,151	(q)	-
Current operating profit	567,000	637,892	(49,501)		588,391	(3,487,597)		(2,899,206)
Other operating income and expenses	(3,100,000)	(3,487,597)	-		(3,487,597)	3,487,597	(r)	-
Operating profit	(2,533,000)	(2,849,705)	(49,501)		(2,899,206)	-		(2,899,206)
Interest and debt expense	(1,744,000)	(1,962,055)	49,501	(c)	(1,912,554)	-		(1,912,554)
Other financial income and expenses	-	-	-		-	-		-
Financial result	(1,744,000)	(1,962,055)	49,501		(1,912,554)	-		(1,912,554)
Profit before tax	(4,277,000)	(4,811,760)	-		(4,811,760)	-		(4,811,760)
Income tax	(1,061,000)	(1,193,658)	-		(1,193,658)	-		(1,193,658)
Net income from continuing operations	(5,338,000)	(6,005,418)	-		(6,005,418)	-		(6,005,418)
Net result	(5,338,000)	(6,005,418)	-		(6,005,418)	-		(6,005,418)
Profit (loss) for the year attributable to shareholders	€(5,338,000)	$(6,005,418)	$-		$(6,005,418)	$-		$(6,005,418)

CRYOPDP

Historical Statement of Operations

Year Ended December 31, 2019

					Historical
					CRYOPDP			Historical
	CRYOPDP	CRYOPDP	CRYOPDP		U.S. GAAP			CRYOPDP
	Historical IFRS (in Euros)	Historical IFRS (in US $)	U.S. GAAP Adjustments		Before Reclassifications	Reclassifications		After Reclassifications
Revenue	€42,350,000	$47,409,745	$-		$47,409,745	$-		$47,409,745
Cost of sales	(25,805,000)	(28,888,040)	-		(28,888,040)	-		(28,888,040)
Sales, general and administration costs	(4,257,000)	(4,765,603)	-		(4,765,603)	4,673,806	(n)	-
						91,797	(o)
General and administrative	-	-	(1,088,017)	(c)	(1,308,553)	(4,673,806)	(n)	(17,777,143)
			(220,536)	(d)		(10,075,271)	(p)
						(863,115)	(q)
						(856,398)	(r)
Sales and marketing	-	-	-		-	(91,797)	(o)	(91,797)
Engineering and development	-	-	-		-	-		-
Employee benefits / staff costs	(9,000,000)	(10,075,271)	-		(10,075,271)	10,075,271	(p)	-
EBITDA	3,288,000	3,680,831	(1,308,553)		2,372,278	(1,719,513)		652,765
Depreciation and amortization	(1,654,000)	(1,851,611)	988,496	(c)	(863,115)	863,115	(q)	-
Current operating profit	1,634,000	1,829,220	(320,057)		1,509,163	(856,398)		652,765
Other operating income and expenses	(765,000)	(856,398)	-		(856,398)	856,398	(r)	-
Operating profit	869,000	972,822	(320,057)		652,765	-		652,765
Interest and debt expense	(443,000)	(495,927)	99,521	(c)	(396,406)	-		(396,406)
Other financial income and expenses	(56,000)	(62,691)	-		(62,691)	-		(62,691)
Financial result	(499,000)	(558,618)	99,521		(459,097)	-		(459,097)
Profit before tax	370,000	414,204	(220,536)		193,668	-		193,668
Income tax	(687,000)	(769,079)	-		(769,079)	-		(769,079)
Net income from continuing operations	(317,000)	(354,875)	(220,536)		(575,411)	-		(575,411)
Net result	(317,000)	(354,875)	(220,536)		(575,411)	-		(575,411)
Profit (loss) for the year attributable to shareholders	€(317,000)	$(354,875)	$(220,536)		$(575,411)	$-		$(575,411)

(a)	To record the adjustment to "Operating lease right-of-use assets" and "Operating lease liabilities, net of current portion" due to transition from IFRS to U.S. GAAP

(b)	To reclassify the uncertain tax position from "Other current liabilities" to "Other non-current liabilities"

(c)	To reclassify the operating lease amortization expense and finance charges to lease expenses for operating leases

(d)	To record additional reserve on accounts receivable in line with the Company's accounting policy

(e)	To reclassify "Other current assets" to "Prepaid expenses and other current assets"

(f)	To reclassify "Property and equipment and right of use assets" to "Operating lease right-of-use assets"

(g)	To reclassify "Deferred income taxes" and "Non-current financial assets" to "Other non-current assets"

(h)	To reclassify "Accounts payable" to "Accounts payable and other accrued expenses"

(i)	To reclassify "Short-term debt and current portion of long-term debt" to "Operating lease liabilities"

(j)	To reclassify "Long-term debt" to "Operating lease liabilities, net of current portion"

(k)	To reclassify "Accrued pension plan liability" to "Other non-current liabilities"

(l)	To reclassify "Share capital" to "Common stock"

(m)	To reclassify "Consolidated reserves" and "Profit (loss) for the year attributable to shareholders" to "Accumulated deficit"

(n)	To reclassify "Sales, general and administration costs" to "General and administrative"

(o)	To reclassify "Sales, general and administration costs" to "Sales and marketing"

(p)	To reclassify "Employee benefits / staff costs" to "General and administrative"

(q)	To reclassify "Depreciation and amortization" to "General and administrative"

(r)	To reclassify "Other operating income and expenses" to "General and administrative"

5.	Reclassification Adjustments for MVE Acquisition

Acquisition accounting rules require evaluation of certain assumptions, estimates, or determination of financial statement classifications which are completed during the measurement period as defined in current accounting standards. Certain balances were reclassified from MVE's historical financial statements so that their presentation would be consistent with that of Cryoport. These reclassification adjustments are based on management's preliminary analysis and calculations. Additional differences or reclassification adjustments may be identified that, when conformed, could have a material impact on this unaudited pro forma condensed combined financial information. The amounts included in the table below may differ slightly from the historical financial statements of MVE due to rounding.

MVE

Historical Balance Sheet

As of September 30, 2020

	Historical MVE Before			Historical MVE After
	Reclassifications	Reclassifications		Reclassifications
ASSETS
Current Assets
Cash and cash equivalents	$4,234,000	$-		$4,234,000
Accounts receivable, less allowances	8,931,000	-		8,931,000
Inventories, net	11,639,000	-		11,639,000
Prepaid expenses	296,000	(296,000)	(a)	-
Prepaid expenses and other current assets	-	645,000	(a), (b)	645,000
Other current assets	349,000	(349,000)	(b)	-
Total current assets	25,449,000	-		25,449,000
Property, plant, and equipment, net	6,298,000	(12,000)	(c)	6,286,000
Operating lease right-of-use assets	-	12,000	(c)	12,000
Goodwill	15,405,000	-		15,405,000
Identifiable intangible assets, net	6,713,000	-		6,713,000
Other assets	793,000	(793,000)	(d)	-
Other non-current assets	-	793,000	(d)	793,000
TOTAL ASSETS	$54,658,000	$-		$54,658,000

LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$3,197,000	$(3,197,000)	(e)	$-
Accounts payable and other accrued expenses	-	3,197,000	(e)	3,197,000
Customer advances	286,000	(286,000)	(f)	-
Accrued salaries, wages, and benefits	1,239,000	(1,239,000)	(g)	-
Accrued compensation and related expenses	-	1,239,000	(g)	1,239,000
Current portion of warranty reserve	146,000	(146,000)	(h)	-
Operating lease liabilities, current	-	10,378	(i)	10,378
Other current liabilities	131,000	421,622	(f), (h), (i)	552,622
Total Current Liabilities	4,999,000	-		4,999,000
Long-term deferred tax liabilities	1,149,000	(1,149,000)	(j)	-
Deferred tax liability	-	1,149,000	(j)	1,149,000
Warranty reserve, non-current	64,000	(64,000)	(k)	-
Other non-current liabilities	-	66,742	(k), (l)	66,742
Operating lease liabilities, net of current portion	-	3,258	(l)	3,258
Other long-term liabilities	6,000	(6,000)	(l)	-
Total liabilities	6,218,000	-		6,218,000

Equity
Chart invested equity	48,440,000	(48,440,000)	(m)	-
Additional paid-in capital	-	48,440,000	(m)	48,440,000
Total Equity	48,440,000	-		48,440,000
TOTAL LIABILITIES AND EQUITY	$54,658,000	$-		$54,658,000

MVE

Historical Statement of Operations

Nine Months Ended September 30, 2020

	Historical MVE Before			Historical MVE After
	Reclassifications	Reclassifications		Reclassifications
Sales	$59,529,000	$-		$59,529,000
Cost of sales	31,472,000	-		31,472,000
Gross profit	28,057,000	-		28,057,000
Selling, general, and administrative expenses	4,286,000	(4,286,000)	(n), (o), (p)	-
General and administrative	-	639,244	(n), (q)	639,244
Sales and marketing	-	2,502,868	(o)	2,502,868
Engineering and development	-	1,157,888	(p)	1,157,888
Amortization expense	14,000	(14,000)	(q)	-
Operating expenses	4,300,000	-		4,300,000
Operating income	23,757,000	-		23,757,000
Other income	(91,000)	-		(91,000)
Income before income taxes	23,848,000	-		23,848,000
Income tax expense	5,003,000	-		5,003,000
Net income	$18,845,000	$-		$18,845,000

MVE

Historical Statement of Operations

Year Ended December 31, 2019

	Historical MVE Before			Historical MVE After
	Reclassifications	Reclassifications		Reclassifications
Sales	$83,629,000	$-		$83,629,000
Cost of sales	44,348,000	-		44,348,000
Gross profit	39,281,000	-		39,281,000
Selling, general, and administrative expenses	7,140,000	(7,140,000)	(n), (o), (p)	-
General and administrative	-	1,092,779	(n), (q)	1,092,779
Sales and marketing	-	4,214,275	(o)	4,214,275
Engineering and development	-	1,853,946	(p)	1,853,946
Amortization expense	21,000	(21,000)	(q)	-
Operating expenses	7,161,000	-		7,161,000
Operating income	32,120,000	-		32,120,000
Other expense	110,000	-		110,000
Income before income taxes	32,010,000	-		32,010,000
Income tax expense	6,762,000	-		6,762,000
Net income	$25,248,000	$-		$25,248,000

(a)	To reclassify "Prepaid expenses" to "Prepaid expenses and other current assets"

(b)	To reclassify "Other current assets" to "Prepaid expenses and other current assets"

(c)	To reclassify "Property, plant and equipment, net" to "Operating lease right-of-use assets"

(d)	To reclassify "Other assets" to "Other non-current assets"

(e)	To reclassify "Accounts payable" to "Accounts payable and accrued expenses"

(f)	To reclassify "Customer advances" to "Other current liabilities"

(g)	To reclassify "Accrued salaries, wages, and benefits" to "Accrued compensation and related expenses"

(h)	To reclassify "Current portion of warranty reserve" to "Other current liabilities"

(i)	To reclassify "Other current liabilities" to "Operating lease liabilities, current"

(j)	To reclassify "Long-term deferred tax liabilities" to "Deferred tax liability"

(k)	To reclassify "Warranty reserve, non-current" to "Other non-current liabilities"

(l)	To reclassify "Other long-term liabilities" to "Operating lease liabilities, net of current portion" and "Other non-current liabilities"

(m)	To reclassify "Chart invested equity" to "Additional paid-in capital"

(n)	To reclassify "Selling, general, and administrative expenses" to "General and administrative"

(o)	To reclassify "Selling, general, and administrative expenses" to "Sales and marketing"

(p)	To reclassify "Selling, general, and administrative expenses" to "Engineering and development"

(q)	To reclassify "Amortization expense" to "General and administrative"

6.	Pro Forma Adjustments

(a)	Represents the CRYOPDP purchase consideration funded by existing cash, and the payment of estimated transaction costs.

The following table summarizes the cash adjustments:

Purchase consideration	$(57,364,300)
Estimated transaction costs	(199,258)
Pro forma adjustment to cash	$(57,563,558)

(b)	Reflects the adjustment of historical CRYOPDP’s intangible assets acquired by the Company to their estimated fair values. As part of the preliminary valuation analysis, the Company identified intangible assets, including internally-developed software, customer relationships, agent network, and trade names. The fair value of identifiable intangible assets is determined primarily using the “income approach,” which requires a forecast of all of the expected future cash flows. Since all information required to perform a detailed valuation analysis of CRYOPDP’s intangible assets could not be obtained as of the date of this filing, for purposes of these unaudited pro forma condensed combined financial statements, the Company used certain assumptions based on publicly available transaction data for the industry.

The following table summarizes the estimated fair values of CRYOPDP’s identifiable intangible assets and their estimated useful lives:

	Estimated Fair Value	Estimated Useful Life in Years	Year ended December 31, 2019 Amortization Expense	Nine months ended September 30, 2020 Amortization Expense
Software	3,393,859	7	484,837	363,628
Customer Relationships	6,790,060	11.5	590,440	442,830
Agent Network	8,194,900	4	2,048,725	1,536,544
Trade Names / Trademarks	10,302,160	Indefinite	-	-
	28,680,979		3,124,002	2,343,002
Historical amortization expense			(210,726)	(40,975)
Pro forma adjustments to amortization expense			$2,913,276	$2,302,027

These preliminary estimates of fair value and estimated useful lives will likely differ from final amounts the Company will calculate after completing a detailed valuation analysis, and the difference could have a material impact on the accompanying unaudited pro forma condensed combined financial statements. A 10% change in the valuation of intangible assets would cause a corresponding increase or decrease in the balance of goodwill and annual amortization expense of approximately $0.5 million, assuming an overall weighted-average useful life of 5.9 years.

(c)	Reflects adjustment to remove CRYOPDP’s historical goodwill of $18.3 million and record goodwill associated with the acquisition of $26.2 million as shown in Note 3.

(d)	Represents the exclusion of liabilities not assumed in the acquisition. CRYOPDP’s current portion of long-term debt was settled as part of the acquisition.

(e)	Reflects the deferred tax liabilities resulting from the acquisition. The estimated deferred tax liability of $5.8 million stems from the fair value adjustments for non-deductible intangible assets based on an estimated tax rate of 23%. The estimate of deferred tax income tax balances is preliminary and subject to change based on management’s final determination of the fair value of assets acquired and liabilities assumed by jurisdiction.

(f)	Reflects the elimination of CRYOPDP’s historical equity and the estimated transaction costs of $0.2 million.

(g)	Represents the MVE purchase consideration, the proceeds of stock issuance, the adjustment of MVE closing cash balance and the payment of estimated transaction costs.

The following table summarizes the adjustments to cash:

Purchase consideration	$(317,413,411)
Historical cash balance as of September 30, 2020	(4,234,000)
Closing cash balance on acquisition date	500,000
Estimated transaction costs paid in connection with the acquisition	(3,171,603)
Proceeds from the issuance of Series C Preferred Stock and Common Stock	274,000,000
Estimated transaction costs related to the issuance of Series C Preferred Stock and Common Stock	(10,411,162)
Pro forma adjustment to cash	$(60,730,176)

(h)	Reflects the settlement of trade receivable balance between MVE and the Company upon the acquisition date.

(i)	Represents the estimated adjustment to step up MVE’s finished goods and work in process inventory to a fair value of approximately $13.1 million, an increase of $1.5 million from the carrying value. The fair value calculation is preliminary and subject to change. The fair value was determined based on the estimated selling price of the inventory less the remaining manufacturing and selling costs and a normal profit margin on those efforts. After the acquisition, the step-up in inventory fair value of $1.5 million will increase cost of sales over approximately two months as the inventory is sold. This increase is not reflected in the pro forma condensed combined statements of operations because it does not have a continuing impact.

(j)	Reflects the adjustment of $5.0 million to increase the basis in the acquired MVE’s property, plant and equipment to estimated fair value of $11.3 million. The estimated useful lives range from three to thirty-seven years for depreciable assets, excluding land which is not depreciated. The fair value and useful life calculations are preliminary and subject to change after the Company finalizes its review of the specific types, nature, age, condition and location of MVE’s property, plant and equipment.

The following table summarizes the changes in the estimated depreciation expense:

	Year ended	Nine months ended
	31 December 2019	30 September 2020
Estimated depreciation expense	575,958	431,969
Historical depreciation expense	1,105,000	755,000
Pro forma adjustments to depreciation expense	(529,042)	(323,031)

(k)	Reflects the adjustment of historical MVE’s intangible assets acquired by the Company to their estimated fair values. As part of the preliminary valuation analysis, the Company identified intangible assets, including order backlog, customer relationships, developed technology, and trade names. The fair value of identifiable intangible assets is determined primarily using the “income approach,” which requires a forecast of all of the expected future cash flows. Since all information required to perform a detailed valuation analysis of MVE’s intangible assets could not be obtained as of the date of this filing, for purposes of these unaudited pro forma condensed combined financial statements, the Company used certain assumptions based on publicly available transaction data for the industry.

The following table summarizes the estimated fair values of MVE’s identifiable intangible assets and their estimated useful lives:

	Estimated Fair Value	Estimated Useful Life in Years	Year ended December 31, 2019 Amortization Expense	Nine months ended September 30, 2020 Amortization Expense
Order Backlog	2,000,000	0.125	2,000,000	-
Customer Relationships	116,600,000	14.5	8,041,379	6,031,034
Developed Technology	28,700,000	12	2,391,667	1,793,750
Trade Names / Trademarks	33,800,000	Indefinite	-	-
	181,100,000		12,433,046	7,824,784
Historical amortization expense			(21,000)	(14,000)
Pro forma adjustments to amortization expense			$12,412,046	$7,810,784

These preliminary estimates of fair value and estimated useful lives will likely differ from final amounts the Company will calculate after completing a detailed valuation analysis, and the difference could have a material impact on the accompanying unaudited pro forma condensed combined financial statements. A 10% change in the valuation of intangible assets would cause a corresponding increase or decrease in the balance of goodwill and annual amortization expense of approximately $2 million, assuming an overall weighted-average useful life of 11.8 years.

(l)	Reflects adjustment to remove MVE’s historical goodwill of $15.4 million and record goodwill associated with the acquisition of $106 million as shown in Note 3.

(m)	Represents the elimination of the historical deferred tax liability of MVE associated with historical temporary differences as MVE was acquired in a taxable acquisition.

(n)	Represents the elimination of the historical equity of MVE and the issuance of Series C Preferred Stock and Common Stock in connection with the Blackstone private placement to finance the acquisition, as follows:

Net equity proceeds from the issuance of Series C Preferred Stock and Common Stock	274,000,000
Less: historical MVE shareholders' equity as of September 30, 2020	(48,440,000)
Less: transaction costs related to the issuance of Series C Preferred Stock and Common Stock	(10,411,162)
Less: transaction costs paid in connection with the acquisition	(3,171,603)
Less: Preferred stock – par value	(250)
Less: Common stock – par value	(676)
Pro Forma adjustment to shareholders' equity	$211,976,309

(o)	Reflects the elimination of $1.7 million of transaction costs related to the CRYOPDP Acquisition recognized in the Company’s historical financial statements.

(p)	Reflects the elimination of revenue and related cost of goods sold from MVE to the Company. During the 12 months ended December 31, 2019, MVE recorded revenues from the Company of $1.8 million and related cost of goods sold of $0.9 million. During the nine months ended September 30, 2020, MVE recorded revenues from the Company of $1.5 million and related cost of goods sold of $0.8 million.

(q)	Reflects the elimination of $5.7 million of transaction costs and $0.3 million in bonuses to four key executives related to the MVE Acquisition recognized in the Company’s historical financial statements.

(r)	Represents the income tax effect of CRYOPDP’s pro forma adjustments based on the estimated blended tax rate of 23%.

(s)	Represents the income tax effect of MVE’s pro forma adjustments. This tax effect is impacted by the availability of Cryoport U.S. federal net operating loss carryforwards that can be used to offset a portion of the taxable income generated by MVE in the U.S., as well as the subsequent impact of the reduction of the valuation allowance maintained against such loss carryforwards.

(t)	Represents the increase in the weighted average shares in connection with the issuance of 675,536 common shares to finance the acquisition.

7.	Forward-Looking Statements

The unaudited pro forma condensed combined financial information is forward-looking and involves a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: the possibility that the expected synergies from the acquisitions of CRYOPDP and MVE will not be realized, or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; the possibility that disruption from the acquisitions may make it more difficult to maintain business and operational relationships; difficulty in integrating personnel, operations and financial and other controls and systems, and retaining key employees and customers; the Company’s, CRYOPDP’s ,and MVE’s ability to accurately predict future market conditions; and the risk of new and changing regulation and public policy in the U.S. and internationally. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s SEC filings, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. These forward-looking statements speak only as of the date of this Current Report and the Company does not assume any obligation to update or revise any forward-looking statements, whether as a result of new information, future events and developments or otherwise, except as required by law.

Note regarding Use of Non-GAAP Financial Measures

This Form 8-K Current Report contains a non-GAAP financial measure as defined in Regulation G of the Securities Exchange Act of 1934. The financial measure is not calculated in accordance with generally accepted accounting principles (GAAP) and is not based on any comprehensive set of accounting rules or principles. In evaluating the Company's performance, management uses certain non-GAAP financial measures to supplement financial statements prepared under GAAP. Management believes that the following non-GAAP financial measure, adjusted EBITDA, provides a useful measure of the Company's operating results, a meaningful comparison with historical results and with the results of other companies, and insight into the Company's ongoing operating performance. Further, management and the Board of Directors utilize this non-GAAP financial measure to gain a better understanding of the Company's comparative operating performance from period-to-period and as a basis for planning and forecasting future periods. Management believes this non-GAAP financial measure, when read in conjunction with the Company's GAAP financials and the Unaudited Pro Forma Condensed Combined Financial Information in this Form 8-K Current Report, is useful to investors because they provide a basis for meaningful period-to-period comparisons of the Company's ongoing operating results, including results of operations of CRYOPDP and MVE, against investor and analyst financial models, identifying trends in the Company's underlying business and performing related trend analyses, and they provide a better understanding of how management plans and measures the Company's underlying business.

Cryoport, Inc. and Subsidiaries

Unaudited Pro Forma Combined EBITDA

Nine Months Ended September 30, 2020

	Historical
	Cryoport	CRYOPDP After Reclassifications	CRYOPDP Pro Forma Adjustments	CRYOPDP Pro Forma Combined	Historical MVE After Reclassifications	MVE Pro Forma Adjustments	MVE Pro Forma Combined	Pro Forma Combined
GAAP net income (loss)	$(21,163,460)	$(6,005,418)	$(453,545)	$(27,622,423)	$18,845,000	$1,745,674	$(572,786)	$(7,031,749)
Non-GAAP adjustments to net loss:
Depreciation and amortization expense	2,499,087	955,152	2,302,027	5,756,266	769,000	7,487,753	10,755,840	14,013,019
Interest expense, net	873,581	1,912,553	-	2,786,134	-	-	873,581	2,786,134
Stock-based compensation expense	6,354,546	-	-	6,354,546	207,000	-	6,561,546	6,561,546
Income taxes	53,793	1,193,658	(135,474)	1,11,977	5,003,000	(4,061,215)	995,578	2,053,762
Acquisition costs	7,379,938	3,487,597	(1,713,008)	9,154,527	-	(5,666,930)	1,713,008	3,487,597
Adjusted EBITDA	$(4,002,515)	$1,543,542	$-	$(2,458,973)	$24,824,000	$(494,718)	$20,326,767	$21,870,309

Cryoport, Inc. and Subsidiaries

Unaudited Pro Forma Combined EBITDA

Year Ended December 31, 2019

	Historical
	Cryoport	CRYOPDP After Reclassifications	CRYOPDP Pro Forma Adjustments	CRYOPDP Pro Forma Combined	Historical MVE After Reclassifications	MVE Pro Forma Adjustments	MVE Pro Forma Combined	Pro Forma Combined
GAAP net income (loss)	$(18,331,479)	$(575,411)	$(2,243,223)	$(21,150,113)	$25,248,000	$(7,247,365)	$(330,844)	$(3,149,478)
Non-GAAP adjustments to net loss:
Depreciation and amortization expense	2,415,222	863,115	2,913,276	6,191,613	21,000	11,883,004	14,319,226	18,095,617
Interest expense, net	1,366,924	396,406	-	1,763,330	-	-	1,366,924	1,763,330
Stock-based compensation expense	16,523,506	-	-	16,523,506	231,000	-	16,754,506	16,754,506
Income taxes	61,575	769,079	(670,053)	160,601	6,762,000	(5,499,560)	1,324,015	1,423,041
Adjusted EBITDA	$2,035,748	$1,453,189	$-	$3,488,937	$32,262,000	$(863,921)	$33,433,827	$34,887,016